SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 11, 2003

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


     Delaware                        1-6686                      13-1024020
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 (State or Other Jurisdiction     (Commission File             (IRS Employer
       of Incorporation)               Number)              Identification No.)

 1271 Avenue of the Americas, New York, New York                      10020
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   (Address of Principal Executive Offices)                         (Zip Code)


      Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure.

On March 11, 2003, The Interpublic Group of Companies, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1: Press Release of The Interpublic Group of Companies, Inc., dated March 11, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: March 11, 2003                  By:      /s/ Nicholas J. Camera
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                                               Nicholas J. Camera
                                               Senior Vice President, General
                                               Counsel and  Secretary